                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      December 9, 1997


                             GTE NORTH INCORPORATED

             (Exact name of registrant as specified in its charter)


   Wisconsin                          0-1210                      35-1869961

  (State or other                   (Commission                 (IRS Employer
  jurisdiction of                   File Number)             Identification No.)
  incorporation)


600 Hidden Ridge, HQE04B12 - Irving, Texas                          75038

 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code               972-718-5600
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                                      -2-

                             GTE NORTH INCORPORATED

                                    FORM 8-K

                              ITEM OF INFORMATION



ITEM 7.  Financial Statements and Exhibits

(c)      Exhibits

 1.1 - Revised Form of Purchase Agreement, including Standard Purchase Agreement Provisions (December 1997 Edition), pertaining to Registration Statement on Form S-3 (File No. 333-02013) (to be first used on or about December 11, 1997).

 4.4 - Form of New Debenture pertaining to Registration Statement on Form S-3 (File No. 333-02013) (to be first used on or about December 11, 1997).

 26.1 - Revised Form of Invitation for Bids pertaining to Registration Statement on Form S-3 (File No. 333-02013).
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                                      -3-

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GTE NORTH INCORPORATED
                                         (Registrant)



Date:  December 9, 1997             BY  GREGORY D. JACOBSON
                                        GREGORY D. JACOBSON
                                             Treasurer